UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 4, 2006

RICHARDSON ELECTRONICS, LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-12906 (Commission File Number)	36-2096643 (IRS Employer Identification Number)

40W267 Keslinger Road, P.O. Box 393, LaFox, Illinois 60147 (Address of Principal Executive Office)

Registrant’s telephone number, including area code: (630) 208-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02  Termination of a Material Definitive Agreement

The information provided in response to Item 5.02 below is incorporated by reference into this Item 1.02.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)          On April 4, 2006, the Company announced the termination of Arthur R. Buckland’s employment with the Company as President, Chief Operating Officer and Board Member effective immediately. Mr. Buckland left the Company to pursue personal interests. Mr. Buckland’s resignation is unrelated to the errors in financial accounting at one of the Company’s Italian subsidiaries reported in the Company’s Current Report of Form 8-K dated April 4, 2006, and filed with the SEC on April 7, 2006. At the time of his resignation from the Board, Mr. Buckland did not serve on any Board committees. Edward J. Richardson, the Company’s Chairman of the Board and Chief Executive Officer, will assume the positions of President and Chief Operating Officer until a permanent replacement is found.

On March 1, 2006, the Company and Mr. Buckland entered into an Employment, Nondisclosure and Non-Compete Agreement (the “Employment Agreement”). The Employment Agreement terminated coincident with the termination of Mr. Buckland’s employment with the Company. It is expected that the Company and Mr. Buckland will enter into a written agreement to formalize the terms of the termination of the Employment Agreement.

Under the terms of the Employment Agreement, Mr. Buckland had been granted an option to purchase 50,000 shares of common stock of the Company on January 20, 2006, which options were to vest in three equal annual installments over three years. Due to the termination of Mr. Buckland’s employment with the Company, these options will not vest. Following the termination of his employment with the Company, Mr. Buckland is subject to non-compete restrictions.

A summary of material terms of the Employment Agreement is included in Item 1.01 of the Company’s Current Report on Form 8-K dated March 1, 2006, and filed with the SEC on March 3, 2006, and is incorporated by reference herein.

Item 7.01  Regulation FD Disclosure

On April 4, 2006, the Company issued a press release announcing the termination of Mr. Buckland’s employment as President, Chief Operating Officer and Board Member. A copy of this press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits
99.1	Press release of Richardson Electronics, Ltd. regarding the termination of the President and Chief Operating Officer’s employment dated April 4, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICHARDSON ELECTRONICS, lTD.

Date: April 10, 2006	By:	/s/ David J. DeNeve
David J. DeNeve Senior Vice President and Chief Financial Officer